UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter dated June 8, 2022, Lori Teranishi, Alfred Lui, M.D., and Jane Pine Wood graciously tendered their resignation as directors of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) at the request of Yutaka Niihara, M.D., M.P.H., the company’s Chairman of the Board and Chief Executive Officer. A copy of the letter of resignation is included as Exhibit 99.1 to this Report and incorporated herein by reference.

The restructuring of our Board of Directors was made in connection with recent measures by management to reduce our overall personnel costs. As each director has been very important for the company, it was a very difficult decision to downsize the Board. After consulting with all related parties, including major stockholders, the company chose to ask the three newest members of the Board to step down.

Other planned reductions in operating expenses include a voluntary, three-month, 30% reduction in Dr. Niihara’s salary and similar 10% reductions in the salaries of certain other senior management personnel, and elimination or reduction in spending on certain non-essential activities, including suspension of certain activities by EJ Holdings, Inc., our Japanese joint venture, relating to the retrofitting of its facility in Ube, Japan. Management, under the supervision of our Board of Directors, continually assesses the status of our business and operations and may determine to undertake additional cost-cutting measures or make other changes in our business or operations as our finances may require or permit.

On behalf of our stockholders and other constituents, management wishes to thank Ms. Teranishi, Dr. Lui and Ms. Wood for their services and their willingness to contribute to our restructuring efforts. Management believes that these efforts, combined with anticipated increased sales of Endari in the U.S. and in the United Arab Emirates and other Gulf Cooperation Council countries, will help us to achieve positive income from operations later this year. We will continue to use our best efforts to serve patients, customers and other constituents.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
		Name:	Yutaka Niihara, M.D., M.P.H.
		Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Letter dated June 8, 2022 to the Board of Directors of Emmaus Life Sciences, Inc.
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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